UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             Form 8-K

                           Current Report

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006
                                                 ---------------

                       A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

Delaware                                             94-2875566
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(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                            Identification No.)


                       123 Saginaw Drive
                     Redwood City, CA 94063
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    (Address of principal executive offices, with zip code)

                        (650) 366-2626
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      (Registrant's telephone number, including area code)

                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

At the meeting of the Board of Directors of A.P. Pharma, Inc. (the "Company") on August 8, 2006, Arthur T. Taylor was elected as a director of the Company, effective on August 14, 2006, to serve until the Company's 2007 annual meeting of stockholders. Mr. Taylor also was appointed a member of the Board's Audit Committee and Finance Committee.

As a non-employee director of the company, Mr. Taylor will receive an initial stock option grant of 25,000 shares of Common Stock on August 14, 2006, which will vest annually with respect to 25% of the total shares, and become fully exercisable four years from the date of grant. The option exercise price is the closing price of the Company's stock on the date of grant. Mr. Taylor will receive automatic annual option grants and annual restricted stock grants on the same terms as other non-employee directors. In addition, he will receive an annual cash director fee for his service as a non-employee member of the Board in the amount of $15,000 and additional cash fees for attending Board and committee meetings. These stock and cash compensation arrangements are standard for non-employee members of the Board.

On August 14, 2006, the Company issued a press release announcing the election of Mr. Taylor to the Company's Board.
The text of the press release is attached hereto as Exhibit
99.1.


Item 9.01 Financial Statements and Exhibits.
(c)   Exhibits
Exhibit 99.1  Press release dated August 14, 2006



                             SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date:  August 14, 2006        By: /s/ Gordon Sangster
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                                 Gordon Sangster
                                 Chief Financial Officer